UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2013

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2013, Herbalife Ltd. (the "Company") entered into a Support Agreement (the "Support Agreement") with Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., and Icahn Enterprises G.P. Inc. (collectively, the "Icahn Parties"). The Support Agreement provides that, among other things:

1. Board Matters. The Company will increase the size of its board of directors (the "Board") from nine to eleven prior to its 2013 annual general meeting of shareholders (the "2013 Annual Meeting") and nominate for shareholder approval two designees of the Icahn Parties, who are approved by the Company’s Nominating and Corporate Governance Committee (the "Icahn Designees"), for election to the Board at the 2013 Annual Meeting.

2. Standstill. The Icahn Parties will adhere to certain standstill obligations, including the obligation to not solicit proxies or influence others with respect to the same, subject to limited exceptions. Generally, these obligations expire upon the later of February 28, 2014 or the date on which no Icahn Designee is a member of the Board. The Icahn Parties may not acquire more than 25% of the Company’s outstanding common shares for as long as an Icahn Designee is a member of the Board, subject to certain exceptions.

3. Voting. The Icahn Parties will vote in favor of all directors nominated by the Board for election at the 2013 Annual Meeting and for as long as an Icahn Designee is a member of the Board, any subsequent annual general meeting of the shareholders.

This summary of the Support Agreement is not complete and is subject to, and qualified in its entirety by the full text of the Support Agreement, which is attached as Exhibit 99.1 to this Form 8-K.

On February 28, 2013, the Company issued a press release announcing the Support Agreement, which is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Support Agreement, dated February 28, 2013 by and between Carl C. Icahn, Herbalife Ltd., Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., and Icahn Enterprises G.P. Inc.

99.2 Press Release issued by Herbalife Ltd. on February 28, 2013.

Additional Information

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the 2013 Annual Meeting. In connection with the 2013 Annual Meeting, the Company will file with, or furnish, to the SEC all additional relevant materials, including a proxy statement on Schedule 14A. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail to Herbalife International, 800 West Olympic Blvd., Suite 406, Los Angeles, CA 90015 Attn: Investor Relations or from the Company’s website, http://ir.Herbalife.com.

The Company and its directors and executive officers and certain other members of its management and employees and the Icahn Parties and their director nominees may be deemed to participate in the solicitation of proxies in respect of the Annual Meeting. Additional information regarding the interests of such potential participants is included in the definitive proxy statement.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and any other similar words.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in its filings with the SEC. Important factors that could cause the Company’s actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in the forward-looking statements of the Company include, among others, the following:

• any collateral impact resulting from the ongoing worldwide financial environment, including the availability of liquidity to the Company, its customers and its suppliers or the willingness of its customers to purchase products in a difficult economic environment;
• its relationship with, and its ability to influence the actions of, its distributors;
• improper action by its employees or distributors in violation of applicable law;
• adverse publicity associated with its products or network marketing organization, including its ability to comfort the marketplace and regulators regarding its compliance with applicable laws;
• changing consumer preferences and demands;
• its reliance upon, or the loss or departure of any member of, its senior management team which could negatively impact its distributor relations and operating results;
• the competitive nature of its business;
• regulatory matters governing its products, including potential governmental or regulatory actions concerning the safety or efficacy of its products and network marketing program, including the direct selling market in which the Company operates;
• legal challenges to its network marketing program;
• risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with its third party importers, pricing and currency devaluation risks, especially in countries such as Venezuela;
• uncertainties relating to the application of transfer pricing, duties, value added taxes, and other tax regulations, and changes thereto;
• uncertainties relating to interpretation and enforcement of legislation in China governing direct selling;
• its inability to obtain the necessary licenses to expand its direct selling business in China;
• adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;
• its dependence on increased penetration of existing markets;
• contractual limitations on its ability to expand its business;
• its reliance on its information technology infrastructure and outside manufacturers;
• the sufficiency of trademarks and other intellectual property rights;
• product concentration;
• changes in tax laws, treaties or regulations, or their interpretation;
• taxation relating to its distributors;
• product liability claims;
• whether it will purchase any of its shares in the open markets or otherwise; and
• share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.

Forward-looking statements speak only as of the date hereof. The Company does not undertake any obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

February 28, 2013	By:	Brett R. Chapman

Name: Brett R. Chapman
Title: Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

99.1	Support Agreement, dated February 28, 2013 by and between Carl C. Icahn, Herbalife Ltd., Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., and Icahn Enterprises G.P. Inc.
99.2	Press Release issued by Herbalife Ltd. on February 28, 2013